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                           SENTINEL ESTATE PROVIDER

            Survivorship Variable Universal Life Insurance Policy
                                  issued by
                       National Life Insurance Company

        Supplement dated January 8, 1999 to Prospectus dated May 1, 1998

         On January 1, 1999, National Life Insurance Company ("National Life") converted from a mutual life insurance company to a stock life insurance company, all of the outstanding stock of which is indirectly owned by a newly formed mutual insurance holding company, National Life Holding Company. All policyholders of National Life, including Owners of the Policies, have become voting members of National Life Holding Company. The contractual rights of Owners of the Policies have not changed.